SunCoke Energy, Inc. Q2 2025 Earnings Conference Call

2 This presentation should be reviewed in conjunction with the second quarter 2025 earnings release of SunCoke Energy, Inc. (SunCoke) and conference call held on July 30, 2025 at 11:00 a.m. ET. This presentation contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements often may be identified by the use of such words as "believe," "expect," "plan," "project," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "will," "should," or the negative of these terms, or similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Any statements made in this presentation or during the related conference call that are not statements of historical fact, including statements about our full-year consolidated and segment 2025 guidance, our 2025 key initiatives, future dividends and the timing of such dividend payments, anticipated amount of 2025 coke sales, challenging market conditions, anticipated transaction benefits and synergies of Phoenix acquisition and time of close, the intended hosting and timing of any investor conferences, and expected financial performance in second half of 2025 are forward-looking statements and should be evaluated as such. Forward-looking statements represent only our present beliefs regarding future events, many of which are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of SunCoke) that could cause our actual results and financial condition to differ materially from the anticipated results and financial condition indicated in such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in Item 1A (“Risk Factors”) of our Annual Report on Form 10-K for the most recently completed fiscal year, as well as those described from time to time in our other reports and filings with the Securities and Exchange Commission (SEC). In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the SEC cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward- looking statement made by SunCoke. For information concerning these factors and other important information regarding the matters discussed in this presentation, see SunCoke’s SEC filings, copies of which are available free of charge on SunCoke's website at www.suncoke.com or on the SEC’s website at www.sec.gov. All forward- looking statements included in this presentation or made during the related conference call are expressly qualified in their entirety by such cautionary statements. Unpredictable or unknown factors not discussed in this presentation also could have material adverse effects on forward-looking statements. Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SunCoke management, and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the earnings release. SunCoke does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events, or otherwise, after the date of the earnings release except as required by applicable law. Forward-Looking Statements

3Q2 2025 Highlights ✓ Delivered Q2 '25 Consolidated Adjusted EBITDA(1) of $43.6M ✓ Announced the acquisition of Phoenix Global during the second quarter; expect to close on August 1st, 2025 ✓ Extension of revolving credit facility originally due June 2026 completed in July; now maturing in July 2030 ✓ Declared cash dividend of $0.12 per share, payable on September 2nd, 2025 ✓ Ended Q2 with a strong liquidity position of $536.2 million ✓ Reaffirming FY 2025 Consolidated Adjusted EBITDA(1) guidance range of $210M - $225M (1) See appendix for a definition and reconciliation of Adjusted EBITDA

Transaction Overview

4

SunCoke to acquire Phoenix Global for $325 million; transaction closing expected on August 1st, 2025

Purchase Price and Valuation

- SunCoke to acquire 100% of common units of Phoenix Global for $325 million on a cash free, debt free basis
- Implied purchase price of ~5.4x Phoenix LTM 3/31/25 Adjusted EBITDA(1) of $61 million

Financial Impact

- Transaction expected to be immediately accretive
- Purchase to be funded with cash on hand and revolver borrowing
- Expect annual synergies of ~$5M - $10M

Post Closing

- Successfully integrate Phoenix Global operations into SunCoke
- Plan to host investor conferences after transaction closes, sometime in late Q3
- Will provide updated guidance (including Phoenix) during investor conferences

(1) See appendix for a definition and reconciliation of Adjusted EBITDA

SunCoke Energy®

Transaction Benefits to SunCoke

5

Phoenix acquisition provides significant strategic and financial benefits to SunCoke

Market Diversification

- Diversifying our customer base to include Electric Arc Furnace (EAF) operators
  - Carbon steel
  - Stainless steel
- Global footprint adds international market presence

Expanded Offerings

- Expansion into high-value, site-based, critical services that drive operational efficiency and reliability
- Strengthens SunCoke's role as a critical partner in the steel value chain

Strong Financials

- Long-term contracts with attractive fixed revenue components and limited direct exposure to commodity price volatility
- Well-capitalized asset portfolio with ~$72 million invested in equipment since 2023 through a major capital investment plan

Growth Platform

- Multiple paths for organic growth in a growing steel market
- SunCoke's strong financial position and operational excellence can be leveraged to better serve mill customers

SunCoke Energy®

Q2 2025 Financial Performance

6

Q2 2025 Earnings Review



($/share)
($ in millions)
Diluted EPS
-$0.23
$0.02
$0.25
Q2 '25
Q2 '24
Adjusted EBITDA(1)
-$19.9M
$43.6
$63.5
Q2 '25
Q2 '24

($ in millions, except volumes)	Q2 '25	Q2 '24	Q2 '25 vs Q2 '24
Domestic Coke Sales Volumes	943	973	(30)
Logistics Volumes	4,746	5,982	(1,236)
Coke Adjusted EBITDA[2]	$43.1	$60.4	($17.3)
Logistics Adjusted EBITDA	$7.7	$12.2	($4.5)
Corporate and Other Adjusted EBITDA [3]	($7.2)	($9.1)	$1.9
Consolidated Adjusted EBITDA [1]	**$43.6**	**$63.5**	**($19.9)**

- **Q2 '25 EPS of $0.02, down $0.23 from the prior year quarter**
  - Primarily driven by timing/mix of contract and spot coke sales coupled with lower economics on the Granite City contract extension in Domestic Coke
  - Lower volumes at CMT in Logistics driven by market conditions
  - Transaction costs of $5.2M
- **Consolidated Adjusted EBITDA[1] of $43.6M, a decrease of $19.9M from the prior year quarter**
  - Coke segment down $17.3M, primarily driven by timing/mix of contract and spot coke sales coupled with lower economics on the Granite City contract extension
  - Logistics segment down $4.5M, primarily driven by lower volumes at CMT driven by market conditions
  - Corporate and Other expenses down $1.9M, primarily driven by lower legacy black lung expenses

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke
(3) Corporate and Other Adj. EBITDA includes activity from our legacy coal mining business

SunCoke Energy

7 Domestic Coke Performance Domestic Coke Business Summary 115 126 127 108 121 306 322 325 303 260 266 248 200 229 164 169 167 146 150 133 148 156 148 155 $40.5 $57.9M Q2 ’24 $58.1M Q3 ’24 $57.3M Q4 ’24 $49.9M Q1 ’25 292 Q2 ’25 978 1,031 1,023 905 947 Adjusted EBITDA ($M)(1) Middletown Granite City Haverhill Indiana Harbor Jewell Sales Tons (Coke Production, Kt) • Domestic Coke segment contributed $40.5M to Q2 ‘25 Adjusted EBITDA ▪ Change in mix of contract and spot coke sales at Haverhill − Lower concentration of contract coke sales − Spot coke sales margins significantly lower than contract coke sales margins due to challenging market conditions ▪ Granite City contract extension at lower economics and volumes • Reaffirming FY 2025 Domestic Coke Adjusted EBITDA guidance range of $185M - $192M ▪ 2H 2025 Adjusted EBITDA expected to be higher due to higher contract coke sales (1) See definition and reconciliation of Adjusted EBITDA elsewhere in the appendix 898K973K 943K1,032K Domestic Coke performance impacted by timing/mix of contract & spot coke sales and lower Granite City contract economics 1,027K

8Logistics Business Summary (Tons Handled, Kt) • Logistics segment contributed $7.7M to Q2 ‘25 Adjusted EBITDA ▪ Lower volumes at CMT driven by market conditions • KRT barge unloading expansion project completed and operating ▪ Expect to begin recognizing benefits from the new take-or-pay coal handling agreement in Q3 • Reaffirming FY 2025 Logistics Adjusted EBITDA guidance range of $45M - $50M (1) See definition and reconciliation of Adjusted EBITDA elsewhere in the appendix Logistics Performance $12.2M $13.7M $11.5M $13.7M $7.7M Adjusted EBITDA ($M) (1) 2,498 2,013 1,915 2,447 3,484 3,830 3,347 3,277 Q2 ’24 Q3 ’24 Q4 ’24 Q1 ’25 Q2 ’25 5,982 5,843 5,262 5,724 4,746 1,501 3,245 Logistics (ex. CMT) CMT (coal, bulk products, liquids) Logistics performance primarily driven by lower volumes at CMT

9 $193.7 $186.2 $17.5 Cash @ Q1 2025 Net Cash Provided by Ops. Activities ($12.6) CapEx ($10.2) Dividends ($2.2) Other Cash @ Q2 2025 (1) Gross leverage and net leverage calculated using Last Twelve Month (LTM) Adjusted EBITDA Q2 2025 Liquidity ($ in millions) Dividend of $0.12 per share Revolver Availability: $350M (Consolidated) Q2 '25 Total Debt $500M Gross Leverage(1) 2.04x Net Leverage(1) 1.28x Maintained strong liquidity position of $536.2M

10 • Further develop foundry and spot blast coke customer books • Continue work on adding customers and products in the Logistics segment Strengthen Customer Bases for Coke and Logistics Businesses 2025 Key Initiatives • $210M - $225M Adjusted EBITDA(1) Achieve 2025 Financial Objectives Continued Safety and Environmental Excellence • Continue to deliver strong safety and environmental performance • Successfully execute on operational and capital plan • Continue to provide reliable, high-quality products and services to our customers • Successfully integrate the Phoenix Global acquisition Deliver Operational Excellence and Optimize Asset Utilization • Continue to pursue balanced capital allocation including growth opportunities, and returning capital to shareholders Execute on Well-Established Capital Allocation Priorities (1) See appendix for a definition and reconciliation of Adjusted EBITDA

APPENDIX

12 NON-GAAP FINANCIAL MEASURES In order to assist readers in understanding the core operating results that our management uses to evaluate the business, we describe our non- GAAP measures referenced in this presentation below. In addition to U.S. GAAP measures, this presentation contains certain non-GAAP financial measures. These non-GAAP financial measures should not be considered as alternatives to the measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. Additionally, other companies may calculate non-GAAP metrics differently than we do, thereby limiting their usefulness as a comparative measure. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other U.S. GAAP-based financial performance measures, including revenues and net income. Reconciliations to the most comparable GAAP financial measures are included at the end of this Appendix. DEFINITIONS EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted for any impairments, restructuring costs, gains or losses on extinguishment of debt, site closure costs, bankruptcy related costs, foreign currency gain or loss, temporary transactional employee and consultation costs, loss or gain on asset sales and/or transaction related costs ("Adjusted EBITDA"). EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure in assessing operating performance. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income, or any other measure of financial performance presented in accordance with GAAP. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Free Cash Flow (FCF) represents operating cash flow adjusted for capital expenditures. Management believes FCF is an important measure of liquidity. FCF is not a measure calculated in accordance with GAAP, and it should not be considered a substitute for operating cash flow or any other measure of financial performance presented in accordance with GAAP. Domestic logistics terminals represents Lake Terminal and Kanawha River Terminals.

2025 Guidance Summary

13

Expect 2025 Consolidated Adjusted EBITDA[1] of $210M - $225M; 2025 Free Cash Flow[2] of $103M - $118M

Metric	2025 Original Guidance	2025 Revised Guidance*
Adjusted EBITDA Consolidated[1]	$210M - $225M	$210M - $225M
Domestic Coke EBITDA	$185M - $192M	$185M - $192M
Logistics EBITDA	$45M - $50M	$45M - $50M
Domestic Coke Sales	~4.0M tons	~4.0M tons
Domestic Coke Adjusted EBITDA/ton[3]	$46 - $48/ton	$46 - $48/ton
Total Capital Expenditures	~$65M	~$60M
Operating Cash Flow	$165M - $180M	$165M - $180M
Cash Taxes	$17M - $21M	$5M - $9M

* The Company's 2025 guidance is based on the Company's current estimates and assumptions that are subject to change and may be outside the control of the Company. If actual results vary from these estimates and assumptions, the Company's expectations may change. There can be no assurances that SunCoke will achieve the results expressed by this guidance.

Adjusted EBITDA to FCF Walk				
	2025E Original		2025E Revised	
($ in millions)	Low End	High End	Low End	High End
Adjusted EBITDA[1]	**$210**	**$225**	**$210**	**$225**
Cash interest, net	($23)	($21)	($23)	($21)
Cash taxes	($17)	($21)	($5)	($9)
Total capex	($65)	($65)	($60)	($60)
Transaction and Debt Issuance Costs[4]	$0	$0	($14)	($12)
Non-cash items and working capital changes	($5)	($3)	($5)	($5)
Free Cash Flow (FCF)[2]	**$100**	**$115**	**$103**	**$118**

(1) See definition and reconciliation of Adjusted EBITDA elsewhere in the appendix
(2) See definition and reconciliation of Free Cash Flow (FCF) elsewhere in the appendix
(3) Domestic Coke Adjusted EBITDA/ton calculated as Domestic Coke EBITDA/Domestic Coke Sales
(4) Reflects costs incurred related to the Phoenix Global acquisition, the granulated pig iron project with U.S. Steel, and the extension of the revolving credit facility

SunCoke Energy®

14Coke Facility Capacity and Contract Duration/Volume (1) Capacity represents blast furnace equivalent production capacity (2) Represents production capacity for blast-furnace sized coke, however, customer takes all on a “run of oven” basis, which represents >600k tons per year (3) Contract amended to ship volumes (275Kt) ratably through the full year (4) Will operate in a turn-down mode in 2025 as part of the contract extension Facility Capacity (1) Customer Contract Expiry Contract Volume Indiana Harbor 1,220 Kt Cliffs Steel Sep. 2035 Capacity Middletown 550 Kt (2) Cliffs Steel Dec. 2032 Capacity Haverhill II 550 Kt Cliffs Steel Jun. 2025 (3) Capacity Granite City 650 Kt US Steel Sep. 2025 Capacity (4) Haverhill I/JWO 1,270Kt Cliffs Steel Algoma Steel Dec. 2025 Dec. 2026 400 Kt 150 Kt

15Balance Sheet & Debt Metrics ($ in millions) As of 6/30/2025 As of 12/31/2024 Cash 186$ 190$ Available Revolver Capacity 350$ 350$ Total Liquidity 536$ 540$ Gross Debt (Long and Short-term) 500$ 500$ Net Debt (Total Debt less Cash) 314$ 310$ LTM Adjusted EBITDA 245$ 273$ Gross Debt / LTM Adjusted EBITDA 2.04x 1.83x Net Debt / LTM Adjusted EBITDA 1.28x 1.14x Adjusted EBITDA (Guidance) Gross Leverage (Guidance) Net Leverage (Guidance) $210M - $225M 2.22x - 2.38x 1.39x - 1.49x 2025 2026 2027 2028 2029 Consolidated Total Sr. Notes -$ -$ -$ -$ 500.0$ 500.0$ Revolver - - - - - - Total -$ -$ -$ -$ 500.0$ 500.0$ As of 6/30/2025 ($ in millions)

162025 Guidance Reconciliation Free Cash Flow Guidance Reconciliation ($ in millions) Low High Operating Cash Flow $165 $180 Capital Expenditures (60) (60) Debt Issuance Costs(2) (2) (2) Free Cash Flow (FCF) $103 $118 2025E Low High Net Income $40 $59 Depreciation and amortization expense 121 117 Interest expense, net 26 24 Income tax expense 11 15 Transaction Costs (1) 12 10 Adjusted EBITDA (Consolidated) $210 $225 ($ in millions) (1) Reflects costs incurred related to the Phoenix Global acquisition and the granulated pig iron project with U.S. Steel (2) Reflects costs incurred related to the extension of the revolving credit facility

17Net Income to FCF Reconciliation Low End High End Net Income $40 $59 Depreciation and amortization expense 121 117 Interest expense, net 26 24 Income tax expense 11 15 Transaction Costs (1) 12 10 Adjusted EBITDA (Consolidated) $210 $225 Cash interest, net (23) (21) Cash taxes (5) (9) Total capex (60) (60) Transaction and Debt Issuance Costs (2) (14) (12) Working capital changes (5) (5) Free Cash Flow (FCF) $103 $118 ($ in millions) 2025E (1) Reflects costs incurred related to the Phoenix Global acquisition and the granulated pig iron project with U.S. Steel (2) Reflects costs incurred related to the Phoenix Global acquisition, the granulated pig iron project with U.S. Steel, and the extension of the revolving credit facility

18Reconciliation to Adjusted EBITDA (1) Reflects costs incurred related to the Phoenix Global acquisition and the granulated pig iron project with U.S. Steel 2025 Q2 ($ in millions) Q1 '24 Q2 '24 Q3 '24 Q4 '24 FY '24 Q1 '25 Q2 '25 Net Income 21.1$ 23.3$ 33.3$ 25.8$ 103.5$ 19.4$ 3.5$ Depreciation and amortization expense 33.3 28.7 28.1 28.8 118.9 28.8 28.6 Interest expense, net 6.3 5.8 5.7 5.6 23.4 5.2 5.4 Income tax expense 7.1 5.6 8.2 4.1 25.0 5.6 0.9 Transaction costs (1) 0.1 0.1 - 1.8 2.0 0.8 5.2 Adjusted EBITDA 67.9$ 63.5$ 75.3$ 66.1$ 272.8$ 59.8$ 43.6$ Phoenix LTM 3/31/2025 Adj. EBITDA Reconciliation ($ in millions) LTM 3/31/25 Net Income ($43) Depreciation and amortization expense 61 Interest expense, net 13 Income tax expense 3 Site closure / impairment costs 11 Transaction related costs 8 Temporary transitional employee and consultation costs 4 Loss / (gain) on asset sales 3 Bankruptcy related costs 1 FX (gain) / loss (0) Adjusted EBITDA $61

Adjusted EBITDA and Adjusted EBITDA per ton

19

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton					
($ in millions, except per ton data)	Domestic Coke	Brazil Coke	Logistics	Corporate and Other[1]	Consolidated
Q2 2025					
Adjusted EBITDA	$40.5	$2.6	$7.7	($7.2)	**$43.6**
Sales Volume (thousands of tons)	943	371	4,746		
Adjusted EBITDA per Ton	**$42.95**	**$6.94**	**$1.62**		
Q1 2025					
Adjusted EBITDA	$49.9	$2.3	$13.7	($6.1)	**$59.8**
Sales Volume (thousands of tons)	898	380	5,724		
Adjusted EBITDA per Ton	**$55.57**	**$6.05**	**$2.39**		
FY 2024					
Adjusted EBITDA	$234.7	$9.9	$50.4	($22.2)	**$272.8**
Sales Volume (thousands of tons)	4,028	1,579	22,540		
Adjusted EBITDA per Ton	**$58.27**	**$6.29**	**$2.24**		
Q4 2024					
Adjusted EBITDA	$57.3	$2.5	$11.5	($5.2)	**$66.1**
Sales Volume (thousands of tons)	1,032	388	5,262		
Adjusted EBITDA per Ton	**$55.52**	**$6.48**	**$2.18**		
Q3 2024					
Adjusted EBITDA	$58.1	$2.5	$13.7	$1.0	**$75.3**
Sales Volume (thousands of tons)	1,027	423	5,843		
Adjusted EBITDA per Ton	**$56.57**	**$5.97**	**$2.35**		
Q2 2024					
Adjusted EBITDA	$57.9	$2.5	$12.2	($9.1)	**$63.5**
Sales Volume (thousands of tons)	973	397	5,982		
Adjusted EBITDA per Ton	**$59.51**	**$6.42**	**$2.03**		
Q1 2024					
Adjusted EBITDA	$61.4	$2.4	$13.0	($8.9)	**$67.9**
Sales Volume (thousands of tons)	996	371	5,453		
Adjusted EBITDA per Ton	**$61.65**	**$6.59**	**$2.39**		

(1) Corporate and Other includes the results of our legacy coal mining business.

SunCoke Energy®